Investor Day 2023

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy and future financial results. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," “pro-forma,” "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the Company’s ability to integrate acquired businesses, including the ability to implement business plans, forecasts, and other expectations after the completion of the Steward transaction; the failure to realize anticipated benefits of the Steward transaction or to realize estimated pro forma results and underlying assumptions; the impact of COVID-19 or any variant thereof or any other pandemic or epidemic on the Company's business and results of operation; the Company’s ability to attract new patients; the availability of sites for de novo centers and the costs of opening such de novo centers; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under the agreements governing its indebtedness; the Company’s ability to address the material weakness in its internal control over financial reporting; the Company's ability to recruit and retain qualified team members and independent physicians; and risks related to future acquisitions. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this Presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Presentation.

Disclaimer (cont’d) Use of Non-GAAP Financial Information Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Platform Contribution and margin thereof, Unlevered Free Cash Flow, Underlying Medical Expense Ratio, COVID Adjusted Medical Expense Ratio and COVID Adjusted Platform Contribution have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For this reason, these non-GAAP measures may not be comparable to other companies’ similarly labeled non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA, Platform Contribution, Underlying Medical Expense Ratio, COVID Adjusted Medical Expense Ratio and COVID Adjusted Platform Contribution to the most directly comparable GAAP financial measures is included in this Presentation. A reconciliation of projected Adjusted EBITDA, Unlevered Free Cash Flow and embedded Platform Contribution to the most directly comparable GAAP financial measures is not included in this Presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these metrics. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

Today's Agenda

Session	Speaker
Welcome	**Samantha Swerdlin** Vice President of Investor Relations
Overview of CareMax	**Carlos de Solo** Co-Founder & Chief Executive Officer
Care Model	**Dr. Bert Moreno** Chief Medical Officer & President, CareMax MSO
Human Experience	**Nicole Cable** Chief Experience Officer
10 Minute Break	
Operating Platform	**Albert de Solo** Co-Founder & Chief Operating Officer **Mark Llorente** Chief Administrative Officer & Head of MSO Operations
National Expansion	**Marlene Borrego** National Vice President of Sales
CareOptimize Technology	**Michael Jarjour** Chief Digital Officer
Financial Performance & Outlook	**Kevin Wirges** Chief Financial Officer
Closing Remarks and Q&A	

CareMax

© Copyright CareMax, Inc.

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Overview of CareMax Carlos de Solo Co-Founder & Chief Executive Officer

Who We Are A value-based care delivery system that utilizes a technology-enabled platform and multi-specialty, whole person health model to deliver comprehensive, preventative and coordinated care for our members. Vision Transforming care to end disparity and create a sustainable healthcare system. Mission To improve lives through kindness, compassion, and better health.

Themes for the Day Integrated Medical Clinics and MSO Network Patient Experience Designed to Drive Retention and Better Outcomes Proprietary Technology at the Point of Care Roadmap to 2026 and the Embedded Opportunity that Exists Today

2022 Recap: Year of Strong Growth and Execution 1 Full Year 2022 includes the activities of Steward Value-Based Care for the period from November 10, 2022 (closing) to (and including) December 31, 2022. 2 Pro Forma year-over-year comparisons to full year 2021 reflect the business combinations of IMC Medical Group Holdings and Care Holdings as if they had occurred on January 1, 2021. A reconciliation of the pro forma financial information to GAAP financial statements is included in the appendix. 3 Adjusted EBITDA is a non-GAAP financial metric. A reconciliation of non-GAAP metrics to the closest GAAP metric is included in the appendix. The Company has revised its presentation and calculation of Adjusted EBITDA to no longer add back de novo pre-opening costs and post-opening losses and has recast its prior presentation of Adjusted EBITDA. 2022 Y/Y Revenue growth of 57% on a pro forma basis; +$80 million vs midpoint of initial guidance1,2 2022 FY Adjusted EBITDA1,3 of $22 million; achieved recast guidance Expanded CareMax Centers nationwide, opening 17 new centers in 3 new states; exceeded initial guidance for center openings Completed Acquisition of Steward Value-Based Care; becoming one of the largest independent value-based care platforms in the U.S. Relentless focus on execution while investing for long term growth Leading Value-Based Care Platform

CareMax is a Leading Value-Based Care Provider Manage Care for 245,000 Members in Value-Based Care Arrangements1 Partner with 2,000 Primary Care Providers Operate 62 CareMax Centers #2 Largest ACO in Country by Beneficiaries2 5 STAR CMS Quality Rating1 245K Total VBC Members3 203K Total Medicare VBC Members Note: All data as of December 31, 2022, unless otherwise noted. Figures are rounded. 1 Centers for Medicare & Medicaid Services 2022 STAR rating across CareMax centers as of year-end 2022. 2 Based on attribution for the 2021 performance year. 3 Including Medicaid and commercial members in risk arrangements. 93K Medicare Advantage Members 110K MSSP/ACO Reach Members

Tech-Enabled Clinic and MSO Platform

CareMax offers a comprehensive value-based care platform designed to drive superior medical outcomes in a cost-efficient manner

	CareMax Centers	CareMax MSO
Scale	**62** Centers; **~125** Employed Providers; **5 STAR** CMS Quality Rating[1]	**10+** Years of Operation; **~1.9K** Affiliated Providers; **30** Markets
What We Do	Operate full-service health and wellness centers providing primary and multi-specialty care offering with integrated ancillary services	Provide value-based care clinical transformation and population health management to independent providers and medical groups
How We Do It	✓ Transportation to/from appointments ✓ Fitness & wellness classes ✓ Social services & home health ✓ In-House specialists ✓ PCPs see **14** patients per day on average ✓ Specialist referrals within **24hrs** for urgent needs	✓ Partner in value-based care practice transformation ✓ Administrative practice management and payor contracting ✓ Integrates technology and best practices from owned centers ✓ Target providers to employ in strategic de novo centers ✓ Share in financial economics of risk contracts
Results	**70%** reduction in ER visits/1K[2]; **48%** reduction in hospital admits/1K[2]; **14%** annual reduction in medical expense PMPM[3]; **< 70%** target medical expense ratio[4]	**65%** reduction in ER visits/1K[5]; **39%** reduction in hospital admits/1K[5]; **7%** annual reduction in medical expense PMPM[6]; **< 85%** target medical expense ratio[4]

Note: All data as of December 31, 2022, and Pro Forma for the acquisition of Steward Value-Based Care, unless otherwise noted.
[1] Centers for Medicare & Medicaid Services 2022 STAR rating across CareMax centers as of year-end 2022; [2] Reflects data for last twelve months ended July 31, 2022 for all Medicare patients enrolled at CareMax Centers; [3] Reflects annualized change in medical expense PMPM from first year of tenure to fourth year among CareMax patients enrolled in HealthSun health plans for 2019 dates of service; [4] Reflects target mature medical expense ratio based on historical performance by line of business; [5] Reflects data for last twelve months ended July 31, 2022 for all Medicare patients enrolled with CareMax MSO network; [6] Reflects CareMax's MSO patients enrolled in HealthSun from 2016 – 2020.

CareMax
© Copyright CareMax, Inc.
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CareMax Operates in the Large and Growing Medicare Advantage Market

2022-2026 Expected Medicare CAGR of 6% Would Outpace Growth in Overall Healthcare Spend of 5%

$991 Billion Medicare Spend — 2022E

$1.3 Trillion Projected Medicare Spend — 2026E

Medicare Market Is Expected to Grow at 6% Annually[1]

48% of Medicare Eligibles: **28 Million** Medicare Advantage Members — 2022A

53% of Medicare Eligibles: **37 Million** Projected Medicare Advantage Members — 2026E

Medicare Advantage Penetration Expected to Continue to Increase[1]

More Seniors Require Higher Touch Care	**80%** of seniors have two or more chronic conditions[2]
Population is Aging	**Over 73 million** Seniors by 2030[3]
System Needs Disruption	**~25%** of ~$4 trillion of annual healthcare spend is wasted[4]

The Solution To A Sustainable Healthcare System Is An Integrated Delivery System That Aligns Incentives Between Providers And Patients

[1] Congressional Budget Office (CBO). 2022. "May Congressional Budget Office Medicare Baseline for 2022." [2] National Council on Aging. 2021. [3] United States Census Bureau National Population Projections. 2017.
[4] Journal of the American Medical Association (JAMA). 2019. "Waste in the US Health Care System".

CareMax
© Copyright CareMax, Inc.
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Industry is at an Inflection Point – CareMax is Well Positioned

CareMax has a 10+ year track record of performance managing value-based care populations

National network of 62 integrated centers and 2,000 employed and affiliated providers

#2 largest Medicare Shared Savings Program (MSSP) ACO by beneficiaries[2]



CMS established a goal of enrolling 100% of traditional Medicare beneficiaries and the vast majority of Medicaid beneficiaries in value-based care relationships by 2030[1]

[1] Centers for Medicare & Medicaid Services Innovation Center. 2021. "Innovation Center Strategy Refresh". [2] Based on attribution for the 2021 performance year.

© Copyright CareMax, Inc.

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Primary Care Will Serve as the Future of Care Delivery CareMax is positioned to coordinate patient care across multiple sites of care Home Outpatient Facilities Pharmacy Health Systems

Early Developments of Recently Closed Steward VBC Acquisition

CareMax, Inc. Completes Acquisition of Medicare Value-Based Care Business of Steward Health Care System

November 11, 2022

- ✓ Onboarded to CareMax platform ~50,000 Medicare Advantage, ~100,000 Medicare Shared Savings Program, and ~10,000 ACO REACH beneficiaries
- ✓ Signed VBC contracts across each market – now **more than 60 VBC Medicare Advantage risk contracts**
- ✓ High level of excitement from local practices **ready to drive VBC adoption**

CareMax
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Our Growth Strategy Focuses on Multiple Organic Channels Expand Density in MSO Network Open Seeded De Novos by Leveraging Strategic Relationships Growth of Existing and New Clinics Through Grassroots Marketing Add new Medicare members to existing and de novo clinic footprint Drive membership growth through strategic community outreach and active marketing efforts Leverage MSO provider network to concentrate on Medicare VBC arrangements Add new providers to MSO network in existing markets Use large MSO network as a pipeline for seeded de novo approach Relationship with Related taps into large, urban, unaddressed markets through affordable housing 3 2 1

Near-Term and Long-Term Growth Targets

2023 Plans and Guidance
Focused effort to continue strong performance

1. Growing strength in core Florida market with capacity and services expansions
2. Maturing membership cohorts in new markets ex. Florida while membership transitions to full risk
3. Enhancing performance of national MSO network by integrating CareMax operating playbook

110K – 120K Medicare Advantage Membership	*$700M – $750M Revenue*	*$25M – $35M Adjusted EBITDA[2]*	*$25M De Novo Losses[3]*

2026 Targets
Scaled platform to achieve long-term growth

1. Investments made in CareMax centers and MSO platform expected to generate financial benefits over the next four years
2. Expecting > 95% of current Medicare Advantage membership to move to full risk by 2026
3. Expecting to grow MSO Medicare Advantage members by 175,000

275K – 325K Medicare Advantage Membership	*375K – 425K Total Medicare VBC Membership[1]*	*$3.5B – $4.0B Revenue*	*$250M – $300M Adjusted EBITDA[2]*

CareMax

[1] Total Medicare VBC lives includes membership attributed to CareMax for Medicare Advantage, Medicare Shared Savings Program, and ACO REACH. [2] In Q1 2023, the Company revised its calculation and presentation of Adjusted EBITDA to include the impact of de novo pre-opening costs and post-opening losses. [3] De Novo Pre-Opening Costs and Post-Opening Losses.

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Potential Earnings Power of CareMax's Value Based Care Platform

2023 Expected Membership of **225,000 Medicare Value Based Care Members** represents **potential earnings power of $250M+ of Adjusted EBITDA at Maturity**[1]

- Earnings power of business expected to expand with operating leverage from centers and MSO platform
- Leveraging clinical platform built for centers designed to drive enhanced MSO performance

Membership expected to grow to **400,000 Medicare Value Based Care Members** by 2026 representing **potential earnings power of ~$600M+ of Adjusted EBITDA at Maturity**[1]

- Medicare Advantage cohorts expected to mature into earning power potential
- Expecting strong Medicare Advantage membership growth driven by MSO member growth and center maturity

CareMax's Anticipated Mature Medicare VBC Economics[2]:

- **Centers:** ~$450 Medicare Advantage Full Risk Medical Margin PMPM
- **MSO:** ~$200 Medicare Advantage Full Risk Medical Margin PMPM
- **MSSP and ACO REACH:** $80 Net Shared Savings PMPM

Note: Medicare VBC beneficiaries in 2023 and 2026 include MSSP and ACO REACH beneficiaries and reflect the midpoint of 2023 Medicare Advantage membership guidance and 2026 Medicare Advantage membership target, respectively.

[1] Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of projected Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these metrics. A calculation of earnings potential can be found in the appendix on page 93. [2] Illustrative mature per-member-per-month (PMPM) economics.

CareMax

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CareMax’s Care Model Dr. Bert Moreno Chief Medical Officer & President, CareMax MSO

Providers Today Face Numerous Challenges Over abundance of data I need to study Declining economics and increasing overhead No time for patients Work-life balance

Core Pillars of Our Care Model Quality Utilization Management Acuity

An Integrated Care Platform Supporting Patients and Provdiers

5 STAR
Provider

94%
Employed PCP Retention

~14
Patients Seen per Day per PCP

Single
Partner for MA Administrative Burden



Support for PCPs
Alignment of Incentives
Population Health Management Tools
Quality Performance Measurements
Single Administrator Platform
CareMax University
Risk Stratification
Dyad Leadership Model
One CareMax Platform
CareMax Specialist Network
Acute Care Coordination
Patient Engagement Tools
Chronic Disease Management Programs
Transitions of Care
Services for Patients
CareMax Specialist Network
Social Determinants of Health
Acute Care Coordination
Pharmacy Services
Chronic Disease Management Programs
At Home Care
24/7 Call Center
Transitions of Care

97
Patient Net Promoter Score

69%
Fewer Emergency Room Visits per thousand[1]

46%
Fewer Hospital Admissions per thousand[1]

10 Days
Avg. Specialist Referral to Appt. (all specialties)

Note: All data of December 31, 2022, unless otherwise noted.
[1] Reflects data for last twelve months ended July 31, 2022, for all Medicare patients enrolled at CareMax Centers & MSO Network.

© Copyright CareMax, Inc.
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Superior Quality Across Key Clinical Metrics

CareMax is a 5 STAR provider across all CareMax Centers



Real time feedback → **Bi-directional data feeds** → **Payor engaged activities** → **High touch engagement** → **Prospective patient management**

89%
Diabetes Care Blood Sugar Controlled

81%
Breast Cancer Screening

95%
Medication Adherence

90%
Controlling Blood Pressure

National Averages (2021)[1]: *Diabetes care blood sugar – 80% | Breast Cancer Screening – 75% | Med Adherence - ~84-86% | Controlling Blood Pressure 81%*

Note: All data of December 31, 2022, unless otherwise noted.
[1] CMS (2021).

CareMax
© Copyright CareMax, Inc.
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Improvement in Health Outcomes Drives Reduction in Medical Spend Over Time

Patient Medical Expense Ratio by Tenure with CareMax[1]

Longer tenure as a CareMax member is correlated with a reduction in MER as CareMax model impacts utilization



107%
84%
77%
60%
62%
54%
51%
0-12 mos.
12-24 mos.
24-36 mos.
36-48 mos.
48-60 mos.
60-72 mos.
>72 mos.

External Provider Cost PMPM by Member Tenure[2]

Approximately 40% medical spend reduction over 3 year period



(14)% CAGR[2]
0-12 mos.
12-24 mos.
24-36 mos.
36-48 mos.

[1] Reflects CareMax centers patients enrolled in HealthSun health plans for 2019 dates of service. Medical Expense Ratio represents external provider costs divided by Medicare and Medicaid risk-based revenues.
[2] CAGR calculated as of end of year 1 to end of year 4.

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Managing Total Cost of Care



Utilization Management
Part A: Inpatient
Part B: Outpatient
Part D: Pharmacy

Inpatient Avoidance

- Risk stratification to prevent acute events
- Real time ENS and ADT feeds
- Coordinated transitions of care
- Close primary care follow-up

Scale Specialty Platform

- 1,500+ specialists in preferred network
- Outcomes based incentive
- Avg. Order to appointment time – 10 days
- Tiered network for performance

Pharmacy

- CareMax pharmacy
- Home delivery
- CareOptimize insights
- Performance: adherence + GDR
- Generic alternatives

CareMax
© Copyright CareMax, Inc.
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Risk Stratification in Practice Well-Being Primary Care Treatable Specialty Treatable SDOH / Poly Chronic 1X 1X 3X 12X Clinic Visits 1X 1X 1X 1X Annual Wellness Visits 1X 3X 12X 1X Check-Ins 4X 4X 12X - Telephonic Check-ins >93% Patients Seen1 PCP Checkpoints Higher risk Lower risk Status of Patient X equates to number of visits per year 1 Full-year 2022. Care Manager

Hospital Admissions per Thousand1 Emergency Room Visits per Thousand1 Reduction in Acute Care Events 1 Reflects data for last twelve months ended July 31, 2022, for all Medicare patients enrolled at CareMax Centers & MSO Network. (69)% (46)%

CareMax Multi-Specialty Network

CareMax Approach

1. Create Preferred specialist networks in our markets and incentivize specialists similarly to CareMax PCPs with aligned quality measurements and patient outcomes
2. Utilize scale to improve quality of data for specialty diagnostics

CareMax's Multi-Specialty Network **consists of over 1,500 specialists** across common specialties

- Enter markets and build specialist networks around PCPs
- Specialists feed data back to PCPs and CareMax's CareOptimize technology stack
- PCPs and specialists have an aligned set of incentives and consistent data

Results in a vertically integrated delivery system

CareMax

CareMax
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CareMax Pharmacy Provides Critical Service Patient Satisfaction Medical Quality Measurements In Clinic Dispensaries Home Delivery Whole Pharmacy Distribution Medication Adherence Pharmacy Cost PMPM Generic Dispensing Rate

CareMax is Growing Providers Into Value Based Care


1 CareOptimize Technology
2 Acuity
3 Quality
4 Utilization Management
Growth CareMax

1. Foundational home-grown tech platform generates actionable and trackable insights that drive performance
2. Appropriate acuity capture leads to preventative care plans
3. 5 STAR HEDIS indicative of the high-quality care our platform incentivizes
4. Vertically integrated multispecialty network designed to deliver superior outcomes thus driving down cost of care

CareMax
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Human Experience Nicole Cable Chief Experience Officer

Human Experience at CareMax


HUMAN EXPERIENCE
COMMUNITY EXPERIENCE
WORKFORCE EXPERIENCE
PATIENT EXPERIENCE
The sum of all **interactions** shaped by an organization's culture that **influences** patient **perceptions** across the **continuum** of care.[1]

What Makes CareMax Unique

1. Integrating the inseparable relationship between patient and caregiver experience
2. Elevating experience as a top priority
3. Positions CareMax as an industry leader in human experience and creates a company culture focused on patient experience

[1] The Beryl Institute – Patient Experience Journal. *Defining Patient Experience.* 2021.

CareMax
© Copyright CareMax, Inc.
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Whole Person Health is Foundational for the Care We Deliver 1 National Academy of Medicine. Social determinants of health 101 for health care: five plus five. 2017. 80% of Health Outcomes Are Determined by Factors That Occur Outside of Medical Care1 That’s Why We Focus On The mental and physical wellbeing of our patients and team members Providing social activities and wellness classes Training care teams to interact with patients and their families Being aware of biases that impact the welfare of patients 1 2 3 4

CareMax is Committed to Diversity, Equity, Inclusion and Belonging in All Areas of Our Organization Our Patients Our Team Members of patients are dual eligible for Medicare and Medicaid 61% of patients identify as African American, Latino or Indigenous 75% of our patients have 4 or more chronic conditions 40% of our team members who identify as female are managers 66% ethnic minority workforce at CareMax 82% ethnic minority providers at CareMax 80% Note: Statistics reflect patients attributed to a CareMax centers. Data as of December 31, 2022.

We Tailor Our Experience to Local Markets 9% U.S. population are persons with limited English proficiency1 36% of U.S. adults have low health literacy2 Individuals eligible for Medicaid are at increased risk of low health literacy We Focus On: Language Health Literacy Culture Transportation Social Isolation Food Insecurity Geography 1 CMS Framework for Health Equity 2022-2032

How We Engage Our Communities Engaging patients and families as part of the care team Consideration to histories of discrimination and marginalization Co-design systems, processes, and behaviors to deliver the best in human experience 1 2 3 New picture 1 CMS Framework for Health Equity 2022-2032

Impact on our Patients Name: Lucia Age: 80 years old Average frequency visiting CareMax: Every day to the Wellness Center | Once every quarter to see the doctor

Life Changing Impact on Patients “I like the center since I feel like in my own family. I love the loving and family treatment from all the team members. I love my physician for his professionalism and charisma. I found a daughter and a sister in a couple of employees. The Wellness Center is my life. I am constantly planning on how to help, make decorations according to the season, teach knitting, I volunteer in all events, and I am actively participating on each of them. All of this gives me motivation to dress up, put make up and cope with the ones who give me health and happiness. I do love CareMax. Without it, I would feel lost. This is my clinic!” Lucia

“If organizations are willing to weave experience efforts into who they are as an organization, sustainability no longer becomes something to achieve, but, in fact, it is a result that is unavoidable.” – Jason Wolf, President & CEO, The Beryl Institute

Operating Platform Albert de Solo Co-Founder & Chief Operating Officer New picture

Mission-Driven Culture Driven by Operating and Clinical Playbooks Designed to Create Industry-Leading Results


Culture
Processes
Technology

94% Physician Annual Retention

Patient NPS Score of 97

< 73% Medical Expense Ratio[1]

~46% Reduction in Hospitalizations per thousand[2]

CMS 5 STAR Quality Rating

Note: All data as of December 31, 2022, unless otherwise noted.
[1] Reported full-year 2022. Medical expense ratio defined as external provider costs divided by Medicare and Medicaid risk-based revenues. [2] Reflects data for last twelve months ended July 31, 2022, for all Medicare patients enrolled at CareMax Centers & MSO Network.

CareMax
© Copyright CareMax, Inc.
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Cohesive Approach to Performing as an At-Risk Provider Improving health outcomes and profitably managing the total cost of care Cohesive platform – what works for seniors in our centers works in our MSO Platform scalable across Medicare, Medicaid, and commercial and broad spectrum of risk CareMax Centers CareMax MSO

We Have Grown Substantially While Keeping Our Culture Strong CareMax 2020 CareMax 2023 CareMax centers and affiliate locations CareMax centers and affiliate locations

Cohesive Alliances Are Core to Our Strategy


National MSO
Payor Partners
Strategic Relationships

Platform — **MSO Network of PCPs Nationwide**

- Strategy: Provide MSO services to primary care providers serving Medicare Advantage, MSSP and ACO Reach patients
- Update: Acquired Steward VBC in 2022 and onboarded ~1,800 providers and ~160,000 Medicare lives to CareMax

Platform — **Contracted with National Payors**

- Strategy: Align with leading payors in local markets to manage membership in CareMax centers
- Update: Opened first exclusive payor partner medical office in New York City in 2022

Platform — **Affordable housing developments**

- Strategy: Build CareMax centers within the footprint of affordable housing communities
- Update: 7 signed leases in New York City & Florida through Related relationship and two centers opened in '22

CareMax

Note: All data as of December 31, 2022, unless otherwise noted.

© Copyright CareMax, Inc.
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Florida Market Continues Strong Operating Performance With Further Embedded Upside

Core Portfolio of 45 centers in Florida that were open or acquired prior to 2022

Pre-Business Combination (June 2021)

- 11 centers in South Florida

~22% COVID Adjusted Platform Contribution Margin[1]

~60% COVID Adjusted Medical Expense Ratio[2]

Acquired June-December 2021

- 34 centers in South & Central Florida

~16% COVID Adjusted Platform Contribution Margin[1]

~70% COVID Adjusted Medical Expense Ratio[2]

Core Florida market centers produces strong cash flow with capacity to expand further



$ thousands
~$32 million incremental opportunity in existing pre-2022 centers
$67,000
$7,200
$74,200
$11,000
$21,400
$106,600
FY21 Covid Adj. Platform Contribution[3]
FY 2021 Run-Rate[4]
Pro Forma FY 2021
Capacity Upside[5]
Margin Upside[6]
Embedded Annual Platform Contribution Opportunity

Core Florida Market

- ✓ Market has attractive demographics
- ✓ Strong local payor relationships
- ✓ High penetration of Medicare Advantage
- ✓ Economies of scale from local market density
- ✓ Multiple channels of membership growth

Notes: Platform contribution defined as revenue less external provider costs and cost of care. Figures are rounded.
[1] FY21 COVID Adjusted Platform Contribution is a non-GAAP financial metric. A reconciliation to the closest GAAP metric is included in the appendix. [2] FY21 COVID Adjusted Medical Expense Ratio is a non-GAAP financial metric. A reconciliation to the closest GAAP metric is included in the appendix. Medical expense ratio defined as external provider costs divided by Medicare and Medicaid risk-based revenues.[3] Adjusted for $23M of FY21 COVID expense and $6M of estimated benefit from the suspension of Medicare sequestration. [4] Gives run-rate effect for platform contribution of centers acquired in 2021. [5] Capacity Upside calculation assumes all 45 centers achieve 70% membership capacity (based on current center level capacity) with the same center level platform contribution margin as pro forma FY21. [6] Margin upside calculation assumes all 45 centers achieve 22% platform contribution each.

CareMax

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National Platform of Diverse VBC Payor Contracts Across 10 States Arizona Texas Arkansas Tennessee Ohio New York Massachusetts Central Florida South Florida Louisiana Pennsylvania CareMax maintains a diverse set of agreements with more than 60 VBC contracts and no single payor with more than 15% of total Medicare Advantage membership Market Centers Employed Providers MSO Providers South Florida 38 90 115 Central Florida 13 25 125 New York City 7 7 - Tennessee & Texas 4 4 550 (TX only) Massachusetts MSO Only - 750 Other Markets MSO Only - 350 Legend MSO Presence Centers & MSO Presence Medicare Advantage Membership Payor Mix Note: All data as of December 31, 2022, unless otherwise noted.

Data Driven Approach to Transitioning VBC Membership to Full Risk

2022A Membership

~93,500 Medicare Advantage Risk



35%
65%
Full Risk
Partial Risk

2026P Target Membership

~300,000 Medicare Advantage Risk



3%
97%
Full Risk
Partial Risk

Medicare Advantage membership is on a "glidepath" to full risk; > 95% of expected to be in full risk by 2026

Approach to Managing Risk



Transition to Full Risk
Global Full Risk
50% Upside / 50% Downside
Professional VBC Management
New Membership
25% Upside Only

CareMax
Note: All data as of December 31, 2022, unless otherwise noted.

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Platform Growth Balanced With Operational Execution Medicare Value-Based Care Membership % Medicare Full Risk 97% 97% 84% 89% 83% 85% 86% 82% 35% Full Risk MER1 68.6% 71.5% 80.9% 75.4% 71.5% 72.6% 73.6% 75.2% 69.5% We have maintained favorable full risk Medical Expense Ratios while growing our business Note: Figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods. All figures are rounded. 1 Medical expense ratio defined as external provider costs divided by Medicare and Medicaid risk-based revenues.

Scaling Operating Platform Mark Llorente Chief Administrative Officer & Head of MSO Operations

One CareMax Platform: Key Operating Functions



Operational Infrastructure	Clinical Infrastructure
Transportation Services	HEDIS Quality
Referral Management	Specialty Network
Contact Center	In Office & Remote Documentation
CareOptimize Technology	Care Management
Payor Contracting	Home Health
In-House Sales & Marketing	Pharmacy

CareMax

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One CareMax Platform Is Enabling Successful Integration and National Expansion

Scaling Nationally

In 2022 We…

Integrated 45 Centers
in "Core" Florida market

Closed Acquisition of 160,000+ Medicare VBC Members
across six new states

Opened 17 De Novos
in FL, NY, TN, TX



Transportation Services
Referral Management
Contact Center
Operational Infrastructure
CareOptimize Technology
Payor Contracting
Sales & Marketing
One CareMax Platform
HEDIS Quality
Care Management
In Office & Remote Documentation
Clinical Infrastructure
Specialty Network
Home Health
Pharmacy

Leading to Results

- Exceeded 2022 guidance for membership and revenue and met 2022 guidance for Adj. EBITDA
- Strong year 1 de novo center growth – **above 25% membership capacity** in each de novo market
- < 73% medical expense ratio across the platform for FY 2022
- **> 93%** of members seen in 2022
- **5 STAR quality rating** across all centers for 2021 & 2022
- **Expanded CareMax specialty services** in each market
- Integrated **EMR platforms**
- **Optimized shared services** operations to key target levels

CareMax
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MSO Providers Benefit From Our Scaled Center Operations

	Clinical Infrastructure						Operational Infrastructure					
	Quality	Care Management	In office & Remote Documentation	Specialty Network	Home Health	Pharmacy	CareOptimize Technology	Payor Contracting	In-House Sales & Marketing	Transportation	Referral Management	Contact Center
CareMax Centers	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)
CareMax MSO Providers	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (support)	✓ (support)	✓ (integrated)	✓ (integrated)	✓ (integrated)	✓ (support)	✓ (support)	✓ (support)

One CareMax Platform

✓ CareMax integrated service

✓ CareMax support service

CareMax

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Total 179 Massachusetts Texas Florida Arizona Ohio/Penn Market 3 1 1 2 2 9 Anchor Groups 63 18 32 15 51 Priority Practices 225 227 78 52 51 633 Total Practices MSO Efforts Focused on Anchor Groups and Priority Practices 28% of total MSO practices account for… 80% of MA beneficiaries 60% of total Medicare beneficiaries (including MSSP/ACO Reach) Focused Approach Maximizes Efficiency of Our Efforts

Tailor Model Based on Local Market Needs 1 Advisory Board. The Case for Cultural Humility. 2021. Hyper local approach to tailoring experience to the communities of the clinics Hire staff from local community 80/20 mix between 80% standardized workflows/layout and 20% flexible elements for different markets Creates a better patient experience and ultimately can yield the best outcomes for patients “Cultural humility better positions organizations to have a significant impact on building trust, supporting patients’ engagement in their care, and improving outcomes.”1

Our Drivers Create Lasting Relationships Over 150 vans to serve our members Providing rides to and from up to 3,000 appointments per day Each trip to CareMax beginning with a smile

Simplified Referral Process for Patients

Status Quo		CareMax	
Patient	Provider	Patient	CareMax

Status Quo

1. PCP makes a specialist referral for a patient & processes the referral with patient's health plan
2. Patient calls specialist office to coordinate appointment with specialist
3. Patient shows up to PCP and completes visit
4. Schedule follow-up appointment(s)

CareMax

1. *CareMax Referral Coordinator processes referral with health plan*
2. *CareMax Care Coordinator schedules appointment for patient*
3. *CareMax Care Coordinator arranges transportation and confirms appointment with patient*
4. *CareMax Care Coordinator checks with center if there is a follow-up appointment needed within 24 hours*

Optimizing Specialty Referral Process Ensures Patients Are Scheduled and Seen, Driving Meaningful Results

20% Reduction
Appointment no show rates[2]

Within 24 hrs
For patient to be seen for an urgent referral

99%
Prior authorization approvals vs industry avg. of **94%**[1]

10 Days
Avg. time referral to appointment (all specialties)

[1] Prior authorization by health plans for patients attributed to CareMax centers. Compared to industry approvals data by Kaiser Family Foundation for FY 2021. [2] Compared to industry average of 19%. National Library of Medicine. *Prevalence, predictors and economic consequences of no-shows.* 2016.

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Standardized inbound call flows, delivering consistent member experiences Real time reporting capabilities allow us to flex operation as needed Human centered training enhances member relationships Headcount scalable as membership and demand grows Centralized team triages member issues not resolvable during initial call, allowing clinic to remain focused on clinical care Handle > 5,000 calls per day Resolve over 80% of issues with first call Patient Satisfaction With Every Touch Point Scalable, Standardized Member Experiences

Provider Profile: From MSO Affiliate to CareMax Provider

- Onboarded two independent PCPs from the Steward Health affiliate network to CareMax's platform
- CareMax identified both as a potential candidates to be the “seeded” PCPs in new de novo builds near their current offices
- Now employed CareMax providers, both will move into the new CareMax locations in Palm Bay & Rockledge, Florida with their panels when construction is completed in 2023


Caremax

“I’ve always been passionate about delivering high-quality care to seniors, and CareMax provides me with the perfect vehicle to do so. Their wraparound and support services alleviate the burden on my practice staff and facilitate access to care for my members.”

- Dr. Ming Tao Lai, MD, CareMax Palm Bay

CareMax
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Provider Profile: Highly Engaged Anchor Group Hawthorne Medical Associates Location Multiple locations in Southern Massachusetts Size ~150 Providers ~20,000 Medicare beneficiaries Services 20+ specialties 15 clinical services Multiple diagnostics

Key Takeaways


Transportation Services
Referral Management
Contact Center
Operational Infrastructure
CareOptimize Technology
Payor Contracting
Sales & Marketing
One CareMax Platform
HEDIS Quality
Care Management
In Office & Remote Documentation
Clinical Infrastructure
Specialty Network
Home Health
Pharmacy

One CareMax Platform – Infrastructure Built To Scale

Hyper-Local Approach

Building Lasting Relationships With Our Members

Platform Designed to Drive Best-in-class Medicare Performance

CareMax

National Growth Marlene Borrego National Vice President of Sales

Why Patients Choose CareMax Every Day We Talk to Seniors Who Need Better Care What they say What we offer I can’t get in touch with my doctor I feel rushed in and out of my appointments I have trouble driving to my doctor and I don’t have any family nearby to help I have to wait weeks to see a specialist 24/7 Call Hotline Care Coordinators sync across sites of care PCPs rewarded on quality-of-care vs volume of visits Transportation services to/from PCP and specialist appointments Referral coordinator to handle administrative work Access to CareMax multispecialty network

Sustainable Membership Growth Powered by Multiple Key Drivers Retention Drivers Efficient Shared Services Consistent New Patient Onboarding Experience Focus on Access to Care Local Market Culture Fundamental Tailwinds Tailwind of Medicare and Medicaid moving to value-based care arrangements PCP network with 2,000 employed and affiliated providers Investments in markets with strong Medicare Advantage dynamics. Seniors are aging and underserved

Three Levers for Patient Acquisition That Are Scalable Across Geographies and Demographics Community Outreach 3 Internal Growth Channels 1 External Partners 2

Impact Developing strong community ties Hosting community events for health, wellness, and hyper-local culture activities Repeatable, scalable sales playbook allows continued clinic level growth in any market Sales Organization Drives Market Penetration Sales Levers Give us Scalability and Agility to Adapt to Local Market Needs Up to 70 community events daily 1,500+ community partners Embedded sales team hired local in each CareMax Center Access coordinators are embedded in centers to support under-served patients get access to appropriate care

Benefits Go-to-Market Strategy Drives Consistent Organic Growth With Benefits for Patients, Providers, and CareMax Consistent volume of new members More wrap around services available for patients and PCPs Higher center level platform contribution margins Low customer acquisition costs Provider remains independent Patients have access to services at nearby full-service centers Clinics MSO

CareOptimize Technology Michael Jarjour Chief Digital Officer

CareOptimize is an End-to-End Value Based Care Platform Enabling Providers, Care Coordinators, and Operations Teams to Better Manage Patients’ Health Ability to ingest data from multiple sources into centralized data warehouse Whole Person Health view Point of care insights at the provider & operations level

CareOptimize's Sustainable & Scalable Data Management System is Built to Support Current and Future Healthcare Needs

Incoming Data

- Hospital & Practice EMR Data
- Claims
- Lab Data
- ADT Events
- SDOH
- Pharmacy
- Quality Data

EDW

EMPI

Data Acquisition / EDW

Standardization / Mastering

Downstream Applications

careoptimize

- ANALYTICS
- REPORTS
- OPERATIONS
- APPS

Sustainable Data Management System

- ✓ Combines clinical and financial data to drive outcomes improvement
- ✓ Acquires, integrates and shares data in a timely fashion
- ✓ Unified across all lines of business, Health Plans, and EHRs
- ✓ Integrated quality measure application with 240+ measures (ACO, HEDIS, MIPS and more)
- ✓ Suite of easy-to-use self-service analytics tools not requiring data science support

Integrated careoptimize Technology Capabilities

Continuity of Care | Point of Care Support | Electronic Medical Records | Data Warehouse | Patient Surveying

EMPI / Identity Management | Care Management | Actuarial Analysis | Transportation Scheduling

Medical Economics | Application Development Tool

CareMax

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EMR Connectivity Supports Seamless Information Sharing, Designed to Improve Care Delivery for Both our Centers and Affiliate Network

30+ EHRs

athenahealth, eClinicalWorks, MEDITECH, practice fusion, nextgen healthcare, Epic, Allscripts

Ingestion Methods

- **API– Ingestion Architecture (Athena, Doctor Chrono, etc)**
- **Direct DB – Ingestion Architecture (eCW)**
- **Flat Files/QRDA – Ingestion Architecture (Medent, Epic, etc)**

CareMax Data Warehouse

CareMax **BENEFITS**

Benefit

- Aggregation of data to support MIPS reporting
- Timely data to drive performance, and quality measures
- Improving patient outcomes and lowering cost of care
- Enhanced ability to risk stratify population
- Leading indicator in multiple business lines (clinical, risk coding, outpatient utilization, quality measures)
- Pre / post encounter recommendations embedded in EHR (HCC, gap closures, etc.)

CareMax
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Downstream Application – CareOptimize Solutions

Referral Concierge

Challenge
- No centralized source for CareMax providers
- Online scheduling

Solution
- Provides transparency in provider selection
- Supports scheduling
- Convenience

Result
- Facilitates referral management
- In-network retention
- Improved member experience

Contact Center

Challenge
- "Cold call" aspects
- Communication preference

Solution
- Personalized communication
- First call resolution
- Convenience

Result
- Faster case resolution
- Improved member experience

Chronic Condition

Challenge
- Continuity of care
- Limited time with patients
- Not treating patient's current conditions

Solution
- Tool to help provider treat patient with highest level of specificity
- Highlights key chronic conditions
- Use NLP, OCR with coding rules to create suspected conditions

Result
- Lessens administrative burden and improves documentation accuracy
- Improves patient continuity of care
- Patient stratification for improved care management

Care Management

Challenge
- Manual tracking of caseload
- No logic to care management protocol assignment
- Manual search for referrals

Solution
- Automated assignment and scheduling
- Robust assessment and protocol templates

Result
- Risk stratification and ADT feeds trigger a referral to specified care plan protocols
- Assessment answers map to a patient specific care plan

CareMax
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Financial Performance & Outlook Kevin Wirges Chief Financial Officer

Value-Based Payment Model Overview

Overview of Payment Models			
Model	**Key Points**	**Partial Risk Reimbursement**	**Full Risk Reimbursement**
Medicare Advantage ("MA")	• To recognize MA revenue as Medicare Risk Revenue, CareMax must take on substantially all of the financial risk of an MA contract ("full risk MA contract") • In non-full MA risk contracts, CareMax recognizes as Other Revenue the medical margin on a net basis, after partial risk share with the health plan. • MSO provider distributions in partial risk and full risk contracts are recognized in Cost of Care and External Provider Costs, respectively	**Medicare Risk Revenue** • None recognized **Other Revenue** • Revenue less External Provider Costs after partial risk share with health plan (net amount) **External Provider Costs** • None recognized **Medical Margin** • Same as Other Revenue **Cost of Care** • Direct patient expenses to operate centers (supplies, transportation, clinic salaries, rent, utilities) • Provider distributions (MSO) **Platform Contribution** • Medical Margin less Cost of Care	**Medicare Risk Revenue** • Capitated PMPM premium from health plan, net of payor admin fees and Medicare sequestration **Other Revenue** • None recognized **External Provider Costs** • Third-party medical expenses • Provider distributions (MSO) **Medical Margin** • Medicare Revenue less External Provider Costs **Cost of Care** • Direct patient expenses to operate centers (supplies, transportation, clinic salaries, rent, utilities) **Platform Contribution** • Medical Margin less Cost of Care
Medicare Shared Savings Program (MSSP) **ACO REACH**	• MSSP: CareMax recognizes 75% of any shared savings and 40% of any downside • MSO provider distributions are recognized in Cost of Care • ACO REACH: CareMax recognizes 50% of upside and downside shared savings	**Medicare Risk Revenue** • None recognized **Other Revenue** • Net shared savings amount **Medical Margin** • Equals as Other Revenue **Cost of Care** • Provider distributions **Platform Contribution** • Medical Margin less Cost of Care	N/A

Illustrative Mature Medicare Advantage Patient-Level Economics

	Centers[1]		MSO[2]	
Mature $ per member per month (PMPM)	Mature Full Risk	Mature Partial Risk (50%)	Mature Full Risk	Mature Partial Risk (50%)
1 Medicare Risk Revenue	$1,300	No premium recognized	$1,300	No premium recognized
Other Revenue		$228 (net amount[3])		$195 (net amount[3])
(-) External Provider Costs	($845)	No External Provider Costs recognized	($1,105)	No External Provider Costs recognized
2 **Medical Margin**	**$455**	**$228**	**$195**	**$195**
Full Risk MER %	65%	65% Implied MER %	85%	85% Implied MER %
3 (-) Cost of care	($130)	($130)	PCP distributions are in external provider costs	($130)
Platform Contribution	**$325**	**$98**	**$195**	**$65**
Margin %	25%		15%	

1 Medicare Risk Revenue represents premium to CareMax after health plan administrative fee and Medicare sequestration

2 Higher Centers PMPM reflects greater ability to manage medical expenses for patients in CareMax centers than in MSO network.

3 MSO partial risk Cost of Care includes provider distributions. In full risk contracts for MSO members, provider distributions are in External Provider Costs.

CareMax

[1] Illustrative mature PMPM opportunity for core Florida centers. De novo platform contribution margin targeted to be 20% of Medicare risk revenue. [2] Illustrative mature MSO economics for a patient of comparable acuity. [3] Net amount represents Revenue less External Provider Costs after partial risk share with health plan.

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We will focus on three key levers to drive financial performance Key Levers for Driving Future Performance Growth in Core Centers Maturity of De Novos Management of MSO

We Have Maintained Industry-Leading Underlying Medical Expense Ratio Through Pandemic Conditions and Rapid Growth[1]


Accelerated Growth
in MSO Membership
71.6%
71.2%
70.6%
74.7%
70.6%
73.0%
72.7%
70.5%
Centers MER²
FY19
FY20
FY21
FY22
Underlying MER³
Reported MER

[1] Historical figures are pro forma for the Business Combination of CareMax and IMC Health as if it had occurred on January 1, 2019. [2] Centers MER represents Medical Expense Ratio of Medicare and Medicaid full risk members enrolled at CareMax centers. [3] Underlying MER reflects estimated normalization of risk-based revenues and external provider costs for the suspension of Medicare sequestration, COVID related impacts on risk adjustment, and COVID claims expenses. Underlying MER is a non-GAAP financial metric. A reconciliation to the closest GAAP metric is included in the Appendix.

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Current Portfolio of Centers Has Path to Produce Incremental Platform Contribution Note: Platform contribution defined as revenue less external provider costs and cost of care. 1 2011 – 2015 vintage cohort represents cohort of six centers opened 2011 – 2015. Average platform contribution margin per center in 2021 was approximately 22%. 2 Acquired Centers represents a cohort of 34 acquired centers in second half of 2021. Average platform contribution margin per center in 2021 was approximately 16%. 3 See page 45 for calculation of incremental platform contribution opportunity at pre-2022 cohort centers. 4 $60 million of incremental platform contribution opportunity assumes 17 2022 de novo centers have 40 care teams multiplied by 600 MA member panel size multiplied by 70% member capacity multiplied by $1,200 revenue PMPM multiplied times twelve months multiplied by 20% platform contribution margin. Historical vs Projected De Novo Performance 17 centers (40 care team capacity) ~$70 million Incremental Platform Contribution Opportunity 2022 De Novo Cohort 45 centers ~$40 million Incremental Platform Contribution Opportunity Pre-2022 Cohort Our 2011 – 2015 vintage represents our cohort of mature de novo centers in South Florida opened between 2011 to 2015. This cohort of mature centers on average generates significant platform contribution margins of ~22%1. There is further opportunity to invest in increasing capacity at these high performing centers to add incremental contribution Within our 34 centers in Florida that were acquired in 2H 2021, we expect incremental opportunity to improve center level platform contribution performance from 16% to 20%+2 We expect an incremental platform contribution margin opportunity of ~$32 million3 from (a) investments to expand center level capacity and (b) improving platform contribution to 22% across our 45 Florida centers Our de novo national expansion plans entail us building significant density in a few select, key markets. In our de novo centers, we expect to generate strong platform contribution margins of up to 20% by year 5 Our 17 2022 de novos represents an incremental platform contribution opportunity of $60 million4 at maturity A B C A B C A+B

Upside Opportunity for CareMax MSO to Impact 2026 Plans

Platform Contribution Opportunity (MSO)

MSO Membership	Membership	Illustrative Platform Contribution PMPM	Annual Platform Contribution Opportunity $[1]
FY22 MSSP/ACO REACH Membership	109.5K	$80	**~$105M** (A)
FY22 Medicare Advantage Membership in Partial Risk	51.5K	$150	**~$93M** (B)
FY22-FY26P Medicare Advantage Membership Growth	175K	$150	**~$315M** (C)
Total Opportunity	**336K**	**~$127**	**~$513M**

- Within the 161K membership on the platform in partial risk programs at year-end 2022, there is an upside annual Platform Contribution opportunity of ~$198M (**A+B**)
- An additional ~175K member growth in the MSO platform by 2026 represents an annual Platform Contribution opportunity of ~$315M (**C**)
- Platform growth by 2026 represents a total annual Platform Contribution opportunity of over $500 million (**A+B+C**)

CareMax

[1] Calculated as Illustrative Platform Contribution PMPM multiplied by "Membership" times twelve months for illustrative full-year impact.

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High Growth Expected From National Expansion Note: Membership excludes MSSP/ACO Reach membership. 1 Midpoint of 2023 full year guidance. 2 Adj. EBITDA is a non-GAAP financial measure. A reconciliation for 2022 Adjusted EBITDA to the most directly comparable GAAP financial measure is included in the appendix to this presentation. A reconciliation of projected Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these metrics. Adj. EBITDA2 Revenue Medicare Advantage VBC Members 1 1 1 $ millions $ millions

2026 Targets: How We Plan to Get There 1 Reflects external provider costs plus distribution liabilities, if applicable, divided by Medicare and Medicaid risk-based revenues. 2 Cash flows in the forecast period assume cash taxes are shielded by net operating loss carryforwards, which are expected to be fully utilized in FY26E. 3 Unlevered free cash flow represents cash flows from operating activities, excluding cash interest expense, less capital expenditures. Free cash flow represents cash flows from operating activities less capital expenditures. 2023 – 2026: Key Drivers and Trends Membership Continued growth in Core Florida markets at attractive incremental revenue and medical margin PMPMs Reach over 50% membership capacity at 2022 and 2023 cohorts of de novo centers ~25-30% Medicare Advantage attribution within Steward MA FFS and traditional Medicare opportunity Revenue Transition majority of de novo and MSO Medicare Advantage members to full risk by 2026 ~$3.0B increase in revenue from FY23E to FY26E approximately equally driven by new member growth and recognition of full revenue premium under GAAP upon conversion to full risk Adjusted EBITDA Overall Medical Expense Ratio of ~85% across centers (including de novos) and MSO Medicare Advantage business1 Significant operating leverage over center-level and corporate expenses with member growth and transitions to full risk 2022 and 2023 cohorts of de novo centers to be breakeven or profitable in FY26E FY26E goal of ~7.0-7.5% Adjusted EBITDA margin Cash Flow2 Breakeven unlevered free cash flow in FY23E and breakeven free cash flow in FY24E3 MSSP cash flows of ~$45M annually in FY24E and beyond following anticipated repayment of the AR Facility in late 2023 Overall de novo net use of cash moderating by ~$30M from FY23E to FY26E ~75% conversion of Adjusted EBITDA to unlevered free cash flow in FY26E3

Growth Roadmap to 275-325K Medicare VBC Lives and $3.5-4.0B of Revenue in 2026 1 Reflects midpoint of year-end FY26E target of 275-325K MA VBC members. 2 Reflects midpoint of FY23E revenue guidance of $700 million to $750 million. 3 Reflects midpoint of FY26E target of $3.5 billion to $4.0 billion. 4 Includes other Medicare VBC (MA FFS, MSSP, ACO REACH), Medicaid, commercial, and all other revenues. $ millions FY22A-FY26E Medicare Advantage Membership Growth FY23E-FY26E Revenue Growth 4 2 3 1

Expansion in Profitability to $250-300M Adjusted EBITDA in 2026

FY23E-FY26E Adjusted EBITDA Growth[1]

$ millions


$30
$330
$30
$115
$275
FY23E Adjusted EBITDA[2,7]
MA VBC Medical Margin Growth
Other Medical Margin Growth[3]
Growth in Opex
FY26E Adjusted EBITDA[4,7]

FY23E-FY26E Unlevered Free Cash Flow Growth[5]

$ millions

Expect Breakeven Unlevered Free Cash Flow in FY23E

Expect Breakeven Free Cash Flow in FY24E


~75% Adjusted EBITDA Conversion[6]
–
$45
$30
$125
$200
FY23E Unlevered FCF[7]
Core Centers
De Novo Centers
MSO
FY26E Unlevered FCF[7]

[1] In Q1 2023, the Company recast its definition of Adjusted EBITDA to no longer add back the impact of de novo pre-opening costs and post-opening losses. [2] Reflects midpoint of FY23E guidance of $25 million to $35 million. [3] Includes other Medicare VBC (non-full risk MA VBC, MA FFS, MSSP, ACO REACH), Medicaid, commercial, and all other revenues. [4] Reflects midpoint of FY26E target of $250 million to $300 million. [5] Unlevered free cash flow represents cash flows from operating activities, excluding cash interest expense, less capital expenditures. [6] Includes impact of net operating loss carryforwards, which are expected to be fully utilized in FY26E. [7] Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP measured. Reconciliations of projected Adjusted EBITDA and projected Unlevered Free Cash Flow to the most directly comparable GAAP financial measures are not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these metrics.

CareMax

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Roadmap to 2026 Targets



Adjusted EBITDA
$22M
$25M - $35M
$250M - $300M
2022A
2023G
2026P

	2022A	2023G	2026P
Medicare Advantage Membership	93,500	110,000 – 120,000	275,000 – 325,000
Illustrative Net Medicare Premium Under Management[1]	~$1,200M	$1,450M – $1,600M	$3,600M – $4,300M
Total Revenue	$631M	$700M – $750M	$3,500M – $4,000M
Medical Expense Ratio[2]	72.7%		~85%
Adj. EBITDA	**$22M**	**$25M – $35M**	**$250M – $300M**
De Novo Pre-Opening Costs and Post-Opening Losses	**$13M**	**$25M**	**–**

Note: Reconciliation for 2022 Adjusted EBITDA to the most directly comparable GAAP financial measure is included in the appendix to this presentation. A reconciliation of projected Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these metrics.

[1] Represents estimated annual Medicare premium net of health plan administrative fee. Calculated assuming all Medicare Advantage membership is full risk with $1,100 Revenue PMPM. [2] Represents external provider costs divided by Medicare and Medicaid risk-based revenues.

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Closing Remarks Carlos de Solo Co-Founder & Chief Executive Officer

Themes for the Day Integrated Medical Clinics and MSO Network Patient Experience Designed to Drive Retention and Better Outcomes Proprietary Technology at the Point of Care Roadmap to 2026 and the Embedded Opportunity that Exists Today

Q&A

Thank you for joining.

Appendix

Reconciliation of Platform Contribution

Reconciliation of FY21 Platform Contribution

$'000s	GAAP FY21	Pro Forma Adjustments[1]	Normalization for COVID[2,3]	Normalized FY21
Revenue	$295,762	$107,494	5,506	$408,761
External Provider Costs	206,747	77,050	(11,600)	272,197
Costs of Care	57,566	12,028	–	69,594
Platform Contribution[4]				**$66,970**

Reconciliation of FY22 Platform Contribution

$'000s	GAAP FY22	Non-GAAP Adjustments[1]	Normalization for COVID[2,3]	Normalized FY22
Revenue	$631,132	–	(3,592)	$627,540
External Provider Costs	424,182	–	(1,000)	423,182
Costs of Care	126,648	(4,770)	–	121,878
Platform Contribution[4]				**$82,480**

[1] For FY21, pro forma adjustments are computed in a manner consistent with the concepts of Article 8 of Regulation S-X and give effect to the Business Combination of CareMax, IMC Health, and Care Holdings as if it had occurred on January 1, 2021. For FY22, non-GAAP adjustments primarily reflects adjustments of non-recurring expenses and stock-based compensation within cost of care. [2] COVID impact on Medicare risk-based revenues reflects estimated impact on risk adjustment due to diminished ability to see patients and document their acuities during the COVID pandemic in FY20. This impact was approximately $11.5M in FY21 and zero in FY22. Normalization of Medicare risk-based revenues also adjusts for the estimated benefit from the full or partial suspension of Medicare sequestration from May 1, 2020 to June 30, 2022. This impact was approximately $6.0M in FY21 and $3.6M in FY22. [3] Estimated COVID impact on external provider costs reflects direct COVID medical claims expenses. [4] Q1 2023, the Company has revised its calculation of Platform Contribution to no longer add back de novo pre-opening costs and has recast its prior presentation of Platform Contribution.

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Reconciliation to Pro Forma Medical Expense Ratio for Impacts of COVID 1 Pro forma adjustments are computed in a manner consistent with the concepts of Article 8 of Regulation S-X and give effect to the Business Combination of CareMax, IMC Health, and Care Holdings as if it had occurred on January 1, 2019. 2 COVID impact on Medicare risk-based revenues reflects estimated impact on risk adjustment due to diminished ability to see patients and document their acuities during the COVID pandemic in FY20. 3 CMS suspended the 2% sequestration on Medicare premiums in May 2020 and reintroduced it at 1% beginning April 1, 2022 and 2% beginning July 1, 2022. 4 Estimated COVID impact on external provider costs reflects direct COVID medical claims expenses. Estimated Impacts of Pro Forma Adjustments and COVID on MER 1 2 3 4 1

Reconciliation to Adjusted EBITDA and Pro Forma Adjusted EBITDA1 Net Income to Adjusted EBITDA Bridge 3 2 4 1 The Company has revised its presentation of Adjusted EBITDA to no longer add back de novo pre-opening costs and post-opening losses and has recast its prior presentation of Adjusted EBITDA. 2 Represents primarily legal, professional and incremental compensation costs related to the Business Combination of CareMax, IMC Health and Care Holdings on June 8, 2021. 3 Represents transaction costs, integration costs and other costs to achieve synergies related to acquisitions completed subsequent to the Business Combination. 4 Pro forma adjustments are computed in a manner consistent with the concepts of Article 8 of Regulation S-X and give effect to the Business Combination as if it had occurred on January 1, 2020.

Historical Non-GAAP Financial Summary Non-GAAP Income Statement 1 The Company has revised its presentation of Adjusted EBITDA to no longer add back de novo pre-opening costs and post-opening losses and has recast its prior presentation of Adjusted EBITDA. 2 Pro forma Adjusted EBITDA is computed in a manner consistent with the concepts of Article 8 of Regulation S-X and gives effect to the Business Combination of CareMax, IMC Health, and Care Holdings as if it had occurred on January 1, 2020. 1 1,2

Illustrative Potential Adjusted EBITDA at Maturity

Illustrative Potential Adjusted EBITDA at Maturity Using Year-End FY22 and FY26E Members/Beneficiaries

$mm (except PMPM)	FY22 Run-Rate Centers MA	FY22 Run-Rate MSO MA	FY22 Run-Rate Govt ACOs[1]	FY22 Run-Rate Total Medicare	FY26E Centers MA	FY26E MSO MA	FY26E Govt ACOs[1]	FY26E Total Medicare
Members/Beneficiaries [2]	**42,000**	**51,500**	**109,500**	**203,000**	**75,000**	**225,000**	**110,000**	**410,000**
Illustrative Mature Unit Economics [3]								
Net Premium PMPM [4]	$1,200	$1,000	$1,100	$1,095	$1,200	$1,000	$1,100	$1,063
Medical Margin PMPM	420	150	80	168	420	150	80	181
MER % of Net Premium	*65%*	*85%*	*93%*	*85%*	*65%*	*85%*	*93%*	*83%*
Platform Contribution PMPM [5]	297	150	80	143	280	150	80	155
Platform Contribution Margin % of Net Premium	*25%*	*15%*	*7%*	*13%*	*23%*	*15%*	*7%*	*15%*
Illustrative Mature Profitability								
Net Premium Under Management	$605	$618	$1,445	$2,668	$1,080	$2,700	$1,452	$5,232
External Provider Costs	393	525	1,340	2,259	702	2,295	1,346	4,343
Medical Margin	212	93	105	409	378	405	106	889
Cost of Care	62	–	–	62	126	–	–	126
Platform Contribution	**$150**	**$93**	**$105**	**$348**	**$252**	**$405**	**$106**	**$763**
Platform Contribution Margin % of Net Premium	*25%*	*15%*	*7%*	*13%*	*23%*	*15%*	*7%*	*15%*
Other Operating Expenses [6]				90				136
Adjusted EBITDA				**$257**				**$627**
Adjusted EBITDA Margin % of Net Premium				*10%*				*12%*

[1] Includes MSSP and ACO REACH. $80 medical margin PMPM reflects target gross shared savings rate of 10% and blended risk-sharing of 75% of gross savings under MSSP and 50% under ACO REACH. [2] FY22 based on patient count as of year-end FY22. FY26E based on midpoint of Medicare Advantage target of 275-325K members. [3] Aggregate mature unit economics less favorable to mature member-level unit economics due to continual addition of less documented patients and churn of more well documented patients. [4] Net of payor admin fee and Medicare sequestration. Represents blended opportunity across all markets and assumes no growth from FY22 to FY26. [5] Centers MA platform contribution PMPM assumes 25% margin on members in core Florida centers and 20% margin on members in de novo markets. [6] Includes sales and marketing and corporate, general and administrative expenses. Assumes increase at half the growth rate in members/beneficiaries from FY22 to FY26E.

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Capitalization and Liquidity Diluted Share Count Net Debt (Cash) 1 Excludes unvested warrants as of December 31, 2022. 2 Warrants have a strike price of $11.50/share and (other than the Related warrants) are subject to a $18.00 redemption cap. Warrants are currently out of the money based on CareMax’s closing share price as of March 7, 2023. 3 Includes a) 3.2 million of earnout shares issuable if the volume weighted average price exceeds $15.00/share on 20 days within any 30-day trading period after the business combination, and b) estimated 37.5 million contingent earnout shares related to Steward Acquisition. 4 Reflects all unvested and outstanding RSUs, PSUs, and Options as of December 31, 2022. PSUs are included at an assumed 100% payout. 5 Delayed Draw Term Loan capacity reflects effect of the Second Amendment to the Credit Agreement. 6 Figures reflect principal amounts due as of December 31, 2022, including PIK interest. 7 Consists of outstanding debt on financed fixed assets and health plan collaboration loans. 1 2 3 4 6 7 5

Total Pro Forma Liquidity 1 Reflects undrawn delayed draw facility capacity and maximum allowable revolving commitments after giving effect to the Second Amendment to that certain Credit Agreement dated May 10, 2022. As of the time of this filing, there were no revolving commitments. $mm Ability to raise up to $45 million in super-priority revolver 1